SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           May 31, 1996
                                                      -----------------------


                      NICHOLS RESEARCH CORPORATION
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         (Exact name of registrant as specified in its charter)



        Delaware                        0-15295                63-0713665
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(State or other jurisdiction      (Commission File Number)    IRS Employer
  of incorporation)                                         Identification No.



      4040 South Memorial Parkway, Huntsville, Alabama 35802-1326
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     (Address,  including  zip code, of principal executive office)


                             (205) 883-1140
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(Registrant's telephone number, including area code)
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

       On May 31, 1996, Nichols Research Corporation ("NRC") entered into a Stock Purchase Agreement (the "Agreement") and purchased all of the issued and outstanding capital stock of Advanced Marine Enterprises, Inc., a Virginia corporation ("AME"), from the shareholders of AME pursuant to that Agreement.

       The AME shares were purchased for $16,500,000 ($20,000,000 pre-divided purchase price less a $3,500,000 adjustment for dividends paid by AME prior to the closing and pursuant to the Agreement (the "Purchase Price"). The Purchase Price was allocated among AME's shareholders in accordance with their respective interests in AME. The Purchase Price was paid in cash, except that the portion of the Purchase Price allocated to the four (4) shareholders of AME owning more than 85% of the AME shares was paid partly in cash and partly by delivery to them of 72,044 shares of NRC's $.01 par value common stock (the "NRC Common Stock"). The NRC Common Stock was allocated among these four (4) shareholders based on their respective portion of the total AME shares held by them. The $16,500,000 Purchase Price, as well as the specific number of shares of NRC Common Stock delivered to the four (4) AME shareholders pursuant to the Agreement was determined by negotiations between the parties, and not by any formula or other objective method.

       The Purchase Price is based on a Base Book Value of AME of $4,000,000 ($7,500,000 pre-divided book value less a $3,500,000 adjustment for dividends paid by AME prior to the closing and pursuant to the Agreement). If AME's Actual Book Value as of May 31, 1996, is greater or less than Base Book Value, the Purchase Price will be increased or decreased by the same dollar amount as the difference and will be a post closing adjustment to the consideration paid at closing. Actual Book Value will be the amount of AME's net assets less liabilities per the balance sheet of AME at May 31, 1996. At closing, NRC and the shareholders of AME also entered into an Escrow Agreement. From the cash paid at closing, the AME shareholders placed $2,700,000 in escrow until May 31, 1998, to apply against any Base Book Value decrease, and any indemnficiation obligations that arise under the Agreement before the escrow termination date. If it is determined that AME's Actual Book Value has exceeded the Base Book Value, the increase in consideration will be paid in cash by NRC within 30 days of receipt and acceptance of AME's audited balance sheet at May 31, 1996.

        Pursuant to the Agreement, NRC and the four (4) AME shareholders receiving NRC Common Stock (the "Investors") entered into a Registration Agreement. The Registration Agreement provides that the Investors, upon meeting certain conditions, may demand that NRC register the NRC Common Stock held by the Investors pursuant to a registration statement filed under the Securities Act of 1933. The Registration Agreement also states that in the event NRC determines to file a registration statement registering any of its common stock under the Securities Act of 1933, then NRC will permit the Investors to include their shares in that offering and registration statement upon meeting certain conditions.

        At closing, John T. Drewry and Otto P. Jons entered into Employment Agreements with AME. Pursuant to those Employment Agreements, John T. Drewry will serve as President and Chief Operating Officer of AME for a five (5) year term, and Otto P. Jons shall serve as Executive Vice President of AME for a five (5) year term. In addition to provisions governing the salary, performance bonuses and incentive payments to be paid to Mr. Drewry and Mr. Jons, the Employment Agreements contain provisions concerning payments to be paid by AME or the employee in the event of the employee's termination of employment with AME. The Employment Agreements also contain a covenant not to compete, a nonsolicitation agreement and an agreement not to disclose confidential information of AME.

        The cash used to acquire the AME shares was borrowed by NRC under an existing credit agreement between NRC, SouthTrust Bank of Alabama, N.A., First Alabama Bank, and Corestates Bank, N.A.

        The 72,044 shares of NRC Common Stock owned by the four (4) AME shareholders represent approximately 1.1% of the NRC common stock issued and outstanding.

        As a result of the purchase, NRC currently owns 100% of the outstand-ing shares of AME. AME provides naval and marine architectural and engineering services, including the development and support of analytic software systems, modeling and simulation services and simulator systems, to the Department of Navy and other customers.

        For additional information regarding the Agreement, the Registration Agreement, the Escrow Agreement, and the Employment Agreements, please refer to the copies of those documents which are incorporated herein by reference and
included as Exhibits to this Current Report on Form 8-K.   The foregoing
discussion  is qualified in its entirety  by  reference to  such documents.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements.

       As of the date of filing of this Current Report on Form 8-K, it is impracticable for NRC to provide the financial statements required by this
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after June 15, 1996.

       (b)    Pro Forma Financial Information.

       As of the date of filing of this Current Report on Form 8-K, it is impracticable for NRC to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after June 15, 1996.

       (c)    Exhibits.

       The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                          SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NICHOLS RESEARCH CORPORATION
                                                 (Registrant)


                                          By:    Chris H. Horgen
                                             --------------------------------
                                               Chris H. Horgen
                                               Chief Executive Officer and
                                                 Chairman of the Board

Date:  June 13, 1996

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                                      INDEX TO EXHIBITS
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Exhibit
  No.          Description
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2.1     Stock Purchase Agreement

2.2     Escrow Agreement

2.3     John T. Drewry Employment Agreement

2.4     Otto P. Jons Employment Agreement

2.5     Registration Agreement

2.6     Financial Data Schedule - To be filed by Amendment.

99.1 Text of Press Release dated May 31, 1996, issued by Nichols Research Corporation

99.2 Financial Statements of Advance Marine Enterprises, Inc. - To be filed by Amendment.

99.3 Pro Forma Financial Information of Advanced Marine Enterprises, Inc. - To be filed by Amendment.